Exhibit 10.2
SUBSIDIARY GUARANTY
THIS GUARANTY dated as of December 4, 2015, executed and delivered by each of the undersigned and the other Persons from time to time party hereto pursuant to the execution and delivery of an Accession Agreement (as defined below) (all of the undersigned, together with such other Persons each a “Guarantor” and collectively, the “Guarantors”) in favor of KEYBANK NATIONAL ASSOCIATION, in its capacity as Administrative Agent (the “Administrative Agent”) for the Lenders under that certain Amended, Restated and Consolidated Credit Agreement dated as of December 4, 2015 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among First Potomac Realty Investment Limited Partnership, as Borrower, First Potomac Realty Trust, as Parent, the financial institutions party thereto as Lenders and their assignees under Section 12.6. thereof (the “Lenders”), KeyBank National Association, as Administrative Agent, Swingline Lender and Issuing Bank. The Specified Derivatives Providers (as defined in the Credit Agreement) are incorporated for certain purposes into the Credit Agreement. The Administrative Agent, the Lenders, the Swingline Lender, the Issuing Bank, their respective Related Parties, the Specified Derivatives Providers and each other Person to whom any Obligation is owed are sometimes referred to collectively herein as the “Guarantied Parties”.

WHEREAS, pursuant to the Credit Agreement, the Administrative Agent and the Lenders have agreed to make available to the Borrower certain financial accommodations on the terms and conditions set forth in the Credit Agreement;

WHEREAS, the Specified Derivatives Providers may from time to time enter into Specified Derivatives Contracts with the Borrower;

WHEREAS, the Borrower and each of the Guarantors, though separate legal entities, are mutually dependent on each other in the conduct of their respective businesses as an integrated operation and have determined it to be in their mutual best interests to obtain financing from the Administrative Agent and the Lenders, and to enter into Specified Derivatives Contracts, through their collective efforts;

WHEREAS, each Guarantor acknowledges that it will receive direct and indirect benefits from the Administrative Agent and the Lenders making such financial accommodations available to the Borrower under the Credit Agreement and from the Specified Derivatives Providers under the Specified Derivatives Contracts and, accordingly, each Guarantor is willing to guarantee the Borrower’s obligations to the Administrative Agent and the Lenders on the terms and conditions contained herein; and

WHEREAS, each Guarantor’s execution and delivery of this Guaranty is a condition to the Administrative Agent and the Lenders making, and continuing to make, such financial accommodations to the Borrower.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by each Guarantor, each Guarantor agrees as follows:

Section 1.  Guaranty.  Each Guarantor hereby absolutely, irrevocably and unconditionally guaranties the due and punctual payment and performance when due, whether at stated maturity, by acceleration or otherwise, of all of the following (collectively referred to as the “Guarantied Obligations”):  (a) all indebtedness, liabilities, obligations, covenants and duties owing by the Borrower to the Administrative Agent or any Guarantied Party under or in connection with the Credit Agreement and any other Loan Document, including without limitation, the repayment of all principal of the Loans, and the payment of all interest, Fees, charges, reasonable attorneys’ fees (in accordance with Section 12.2 of the Credit Agreement) and other amounts payable to the Administrative Agent or any Guarantied Party thereunder (including, to the extent permitted by Applicable Law, interest, Fees and other amounts that would accrue and become due after the filing of a case or other proceeding under the Bankruptcy Code (as defined below) or other similar Applicable Law but for the commencement of such case or proceeding, whether or not such amounts are allowed or allowable in whole or in part in such case or proceeding); (b) all Specified Derivatives Obligations; (c) all other Obligations; (d) any and all extensions, renewals, modifications, amendments, replacements or substitutions of the foregoing; and (e) in accordance with Section 12.2 of the Credit Agreement, all expenses, including, without limitation, reasonable attorneys’ fees and disbursements, that are incurred by the Administrative Agent or any of the Guarantied Parties in the enforcement of any of the foregoing or any obligation of such Guarantor hereunder; provided that no Guarantor that is not a Qualified ECP Guarantor be a guarantor of the Specified Derivatives Obligations.

Section 2.  Guaranty of Payment and Not of Collection.  This Guaranty is a guaranty of payment, and not of collection, and a debt of each Guarantor for its own account.  Accordingly, none of the Administrative Agent or the Guarantied Parties shall be obligated or required before enforcing this Guaranty against any Guarantor:  (a) to pursue any right or remedy any of them may have against the Borrower, any other Loan Party or any other Person or commence any suit or other proceeding against the Borrower, any other Loan Party or any other Person in any court or other tribunal; (b) to make any claim in a liquidation or bankruptcy of the Borrower, any other Loan Party or any other Person; or (c) to make demand of the Borrower, any other Loan Party or any other Person or to enforce or seek to enforce or realize upon any collateral security held by the Administrative Agent or any Guarantied Party which may secure any of the Guarantied Obligations.

Section 3.  Guaranty Absolute.  Each Guarantor guarantees that the Guarantied Obligations will be paid strictly in accordance with the terms of the documents evidencing the same, regardless of any Applicable Law now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of the Administrative Agent or the Guarantied Parties with respect thereto.  The liability of each Guarantor under this Guaranty shall be absolute, irrevocable and unconditional in accordance with its terms and shall remain in full force and effect without regard to, and shall not be released, suspended, discharged, terminated or otherwise affected by, any circumstance or occurrence whatsoever (other than the full and indefeasible payment in cash and performance of the Guarantied Obligations), including without limitation, the following (whether or not such Guarantor consents thereto or has notice thereof):

(a) (i) any change in the amount, interest rate or due date or other term of any of the Guarantied Obligations, (ii) any change in the time, place or manner of payment of all or any portion of the Guarantied Obligations, (iii) any amendment or waiver of, or consent to the departure from or other indulgence with respect to, the Credit Agreement, any other Loan Document, any Specified Derivatives Contract, or any other document or instrument evidencing or relating to any Guarantied Obligations, or (iv) any waiver, renewal, extension, addition, or supplement to, or deletion from, or any other action or inaction under or in respect of, the Credit Agreement, any of the other Loan Documents, any Specified Derivatives Contract, or any other documents, instruments or agreements relating to the Guarantied Obligations or any other instrument or agreement referred to therein or evidencing any Guarantied Obligations or any assignment or transfer of any of the foregoing;

(b) any lack of validity or enforceability of the Credit Agreement, any of the other Loan Documents, any Specified Derivatives Contract, or any other document, instrument or agreement referred to therein or evidencing any Guarantied Obligations or any assignment or transfer of any of the foregoing;

(c) any furnishing to the Administrative Agent or the Guarantied Parties of any security for the Guarantied Obligations, or any sale, exchange, release or surrender of, or realization on, any collateral securing any of the Obligations;

(d) any settlement or compromise of any of the Guarantied Obligations, any security therefor, or any liability of any other party with respect to the Guarantied Obligations, or any subordination of the payment of the Guarantied Obligations to the payment of any other liability of the Borrower or any other Loan Party;

(e) any bankruptcy, insolvency, reorganization, composition, adjustment, dissolution, liquidation or other like proceeding relating to such Guarantor, the Borrower, any other Loan Party or any other Person, or any action taken with respect to this Guaranty by any trustee or receiver, or by any court, in any such proceeding;

(f) any act or failure to act by the Borrower, any other Loan Party or any other Person which may adversely affect such Guarantor’s subrogation rights, if any, against the Borrower to recover payments made under this Guaranty;

(g) any nonperfection or impairment of any security interest or other Lien on any collateral securing in any way any of the Guarantied Obligations;

(h) any application of sums paid by the Borrower, any other Loan Party or any other Person with respect to the liabilities of the Borrower to the Administrative Agent or the Guarantied Parties, regardless of what liabilities of the Borrower remain unpaid;

(i) any defect, limitation or insufficiency in the borrowing powers of the Borrower or in the exercise thereof;

(j) any defense, set-off, claim or counterclaim (other than indefeasible payment and performance in full) which may at any time be available to or be asserted by the Borrower, any other Loan Party or any other Person against the Administrative Agent or any of the Guarantied Parties;

(k) any change in the legal existence, structure or ownership of the Borrower or any other Loan Party;

(l) any statement, representation or warranty made or deemed made by or on behalf of the Borrower, any Guarantor or any other Loan Party under any Loan Document, Specified Derivatives Contract or any amendment hereto or thereto, proves to have been incorrect or misleading in any respect; or

(m) any other circumstance which might otherwise constitute a defense available to, or a discharge of, a Guarantor hereunder (other than indefeasible payment and performance in full).

Section 4.  Action with Respect to Guarantied Obligations.  The Administrative Agent and the Guarantied Parties may, in a manner not in contravention of the Credit Agreement to the extent applicable, at any time and from time to time, without the consent of, or notice to, any Guarantor, and without discharging any Guarantor from its obligations hereunder, take any and all actions described in Section 3, and may otherwise:  (a) amend, modify, alter or supplement the terms of any of the Guarantied Obligations, including, but not limited to, extending or shortening the time of payment of any of the Guarantied Obligations, increasing the amount of the Loans made or available to be made under the Credit Agreement or changing the interest rate that may accrue on any of the Guarantied Obligations; (b) amend, modify, alter or supplement the Credit Agreement or any other Loan Document or any Specified Derivatives Contract; (c) sell, exchange, release or otherwise deal with all, or any part, of any collateral securing any of the Obligations; (d) release any other Loan Party or other Person liable in any manner for the payment or collection of the Guarantied Obligations; (e) exercise, or refrain from exercising, any rights against the Borrower, any other Loan Party or any other Person (including, without limitation, any other Guarantor); and (f) apply any sum, by whomsoever paid or however realized, to the Guarantied Obligations in such order as the Administrative Agent and the Guarantied Parties shall elect in accordance with the Credit Agreement.

Section 5.  Representations and Warranties.  Each Guarantor hereby makes to the Administrative Agent and the Guarantied Parties all of the representations and warranties made by the Borrower with respect to or in any way relating to such Guarantor in the Credit Agreement and the other Loan Documents, as if the same were set forth herein in full. Such representations and warranties shall be deemed to be made by each Guarantor each time the Borrower is required to make representations and warranties under the Credit Agreement.

Section 6.  Covenants.  Each Guarantor will comply with all covenants which the Borrower has agreed to cause such Guarantor to comply with under the terms of the Credit Agreement or any of the other Loan Documents and will refrain from taking any actions that the Borrower has agreed not to permit it to take under the terms of the Credit Agreement or other Loan Documents.

Each of the Borrower and each Guarantor that is a Qualified ECP Guarantor at the time the Guarantee hereunder by any Specified Loan Party becomes effective with respect to any Specified Derivative Obligation, hereby jointly and severally, absolutely, unconditionally and irrevocably undertakes to provide such funds or other support to each Specified Loan Party with respect to such Specified Derivative Obligations as may be needed by such Specified Loan Party from time to time to honor all of its obligations under this Guaranty and the other Loan Documents in respect of such Specified Derivative Obligation (but, in each case, only up to the maximum amount of such liability that can be hereby incurred without rendering the Borrower’s or such Qualified ECP Guarantor’s undertakings hereunder voidable under applicable law relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount). The obligations and undertakings of the Borrower and each Qualified ECP Guarantor under this paragraph shall remain in full force and effect until the Obligations have been indefeasibly paid and performed in full. The Borrower and each Qualified ECP Guarantor intends this paragraph to constitute, and this paragraph shall be deemed to constitute, a guarantee of the obligations of, and a “keepwell, support, or other agreement” for the benefit of, each Specified Loan Party for all purposes of the Commodity Exchange Act ((7 U.S.C. §1 et seq.), as amended from time to time, and any successor statute, herein, the “Commodity Exchange Act”). The term “Guarantor”, as used in this Guaranty, shall, where the context so requires, include the Borrower to the extent the Borrower has any obligations under the “keepwell” provisions hereof.

Section 7.  Waiver.  Each Guarantor, to the fullest extent permitted by Applicable Law, hereby waives notice of acceptance hereof or any presentment, demand, protest or notice of any kind, and any other act or thing, or omission or delay to do any other act or thing, which in any manner or to any extent might vary the risk of such Guarantor or which otherwise might operate to discharge such Guarantor from its obligations hereunder.

Section 8.  Inability to Accelerate Loan.  If the Administrative Agent and/or the Guarantied Parties are prevented under Applicable Law or otherwise from demanding or accelerating payment of any of the Guarantied Obligations by reason of any automatic stay or otherwise, the Administrative Agent and/or the Guarantied Parties shall be entitled to receive from each Guarantor, upon demand therefor, the sums which otherwise would have been due had such demand or acceleration occurred.

Section 9.  Reinstatement of Guarantied Obligations.  If claim is ever made on the Administrative Agent or any of the Guarantied Parties for repayment or recovery of any amount or amounts received in payment or on account of any of the Guarantied Obligations, and the Administrative Agent or such Guarantied Party repays all or part of said amount by reason of (a) any judgment, decree or order of any court or administrative body of competent jurisdiction, or (b) any settlement or compromise of any such claim effected by the Administrative Agent or such Guarantied Party with any such claimant (including the Borrower or a trustee in bankruptcy for the Borrower), then and in such event each Guarantor agrees that any such judgment, decree, order, settlement or compromise shall be binding on it, notwithstanding any revocation hereof or the cancellation of the Credit Agreement, any of the other Loan Documents, any Specified Derivatives Contract or any other instrument evidencing any liability of the Borrower, and such Guarantor shall be and remain liable to the Administrative Agent or such Guarantied Party for the amounts so repaid or recovered to the same extent as if such amount had never originally been paid to the Administrative Agent or such Guarantied Party. The Administrative Agent will endeavor to provide notice to such Guarantor (which notice may be through the Borrower) of any such claim and any settlement or compromise resulting therefrom, provided that the failure by the Administrative Agent to provide any such notice shall not be a breach hereof and shall not in any way limit or alter the provisions of this Section 9 or create any liability of the Administrative Agent or any Guarantied Party.

Section 10.  Subrogation.  Upon the making by any Guarantor of any payment hereunder for the account of the Borrower, such Guarantor shall be subrogated to the rights of the payee against the Borrower; provided, however, that such Guarantor shall not enforce any right or receive any payment by way of subrogation or otherwise take any action in respect of any other claim or cause of action such Guarantor may have against the Borrower arising by reason of any payment or performance by such Guarantor pursuant to this Guaranty, unless and until all of the Guarantied Obligations have been indefeasibly paid and performed in full.  If any amount shall be paid to such Guarantor on account of or in respect of such subrogation rights or other claims or causes of action, such Guarantor shall hold such amount in trust for the benefit of the Administrative Agent and the Guarantied Parties and shall forthwith pay such amount to the Administrative Agent to be credited and applied against the Guarantied Obligations, whether matured or unmatured, in accordance with the terms of the Credit Agreement or to be held by the Administrative Agent as collateral security for any Guarantied Obligations existing.

Section 11.  Payments Free and Clear.  All sums payable by each Guarantor hereunder, whether of principal, interest, Fees, expenses, premiums or otherwise, shall be paid in full, without set-off or counterclaim or any deduction or withholding whatsoever, and if any Guarantor is required by Applicable Law or by a Governmental Authority to make any such deduction or withholding, such Guarantor shall pay to the Administrative Agent and the Guarantied Parties such additional amount as will result in the receipt by the Administrative Agent and the Guarantied Parties of the full amount payable hereunder had such deduction or withholding not occurred or been required.

Section 12.  Set-off.  In addition to any rights now or hereafter granted under any of the other Loan Documents, any Specified Derivatives Contract or Applicable Law and not by way of limitation of any such rights, each Guarantor hereby authorizes the Administrative Agent, each Lender and any of their respective Affiliates, at any time while an Event of Default exists, without any prior notice to such Guarantor or to any other Person, any such notice being hereby expressly waived, but in the case of a Lender or an Affiliate of a Lender subject to receipt of the prior written consent of the Administrative Agent and the Required Lenders exercised in their respective sole discretion, to the fullest extent permitted by law, to set off and to appropriate and to apply any and all deposits (general or special, including, but not limited to, indebtedness evidenced by certificates of deposit, whether matured or unmatured) and any other indebtedness at any time held or owing by the Administrative Agent, such Lender, or any Affiliate of the Administrative Agent or such Lender, to or for the credit or the account of such Guarantor against and on account of any of the Guarantied Obligations, although such obligations shall be contingent or unmatured.

Section 13.  Subordination.  Each Guarantor hereby expressly covenants and agrees for the benefit of the Administrative Agent and the Guarantied Parties that all obligations and liabilities of the Borrower to such Guarantor of whatever description, including without limitation, all intercompany receivables of such Guarantor from the Borrower (collectively, the “Junior Claims”) shall be subordinate and junior in right of payment to all Guarantied Obligations; provided, however, that payment thereof may be made in the ordinary course of business so long as no Event of Default shall have occurred and be continuing or would result therefrom.  If an Event of Default shall exist, then, except as permitted pursuant to the Credit Agreement, no Guarantor shall accept any direct or indirect payment (in cash, property or securities, by setoff or otherwise) from the Borrower on account of or in any manner in respect of any Junior Claim until all of the Guarantied Obligations have been indefeasibly paid in full.

Section 14.  Avoidance Provisions.  It is the intent of each Guarantor, the Administrative Agent and the Guarantied Parties that in any Proceeding, such Guarantor’s maximum obligation hereunder shall equal, but not exceed, the maximum amount which would not otherwise cause the obligations of such Guarantor hereunder (or any other obligations of such Guarantor to the Administrative Agent and the Guarantied Parties) to be avoidable or unenforceable against such Guarantor in such Proceeding as a result of Applicable Law, including without limitation, (a) Section 548 of the Bankruptcy Code and (b) any state fraudulent transfer or fraudulent conveyance act or statute applied in such Proceeding, whether by virtue of Section 544 of the Bankruptcy Code or otherwise.  The Applicable Laws under which the possible avoidance or unenforceability of the obligations of such Guarantor hereunder (or any other obligations of such Guarantor to the Administrative Agent and the Guarantied Parties) shall be determined in any such Proceeding are referred to as the “Avoidance Provisions”.  Accordingly, to the extent that the obligations of any Guarantor hereunder would otherwise be subject to avoidance under the Avoidance Provisions, the maximum Guarantied Obligations for which such Guarantor shall be liable hereunder shall be reduced to that amount which, as of the time any of the Guarantied Obligations are deemed to have been incurred under the Avoidance Provisions, would not cause the obligations of such Guarantor hereunder (or any other obligations of such Guarantor to the Administrative Agent and the Guarantied Parties), to be subject to avoidance under the Avoidance Provisions.  This Section is intended solely to preserve the rights of the Administrative Agent and the Guarantied Parties hereunder to the maximum extent that would not cause the obligations of any Guarantor hereunder to be subject to avoidance under the Avoidance Provisions, and no Guarantor or any other Person shall have any right or claim under this Section as against the Administrative Agent and the Guarantied Parties that would not otherwise be available to such Person under the Avoidance Provisions.

Section 15.  Information.  Each Guarantor assumes all responsibility for being and keeping itself informed of the financial condition of the Borrower and the other Loan Parties, and of all other circumstances bearing upon the risk of nonpayment of any of the Guarantied Obligations and the nature, scope and extent of the risks that such Guarantor assumes and incurs hereunder, and agrees that neither the Administrative Agent nor any of the Guarantied Parties shall have any duty whatsoever to advise any Guarantor of information regarding such circumstances or risks.

Section 16.  Governing Law.  THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH STATE.

SECTION 17.  WAIVER OF JURY TRIAL.

(a) EACH PARTY HERETO ACKNOWLEDGES THAT ANY DISPUTE OR CONTROVERSY BETWEEN OR AMONG ANY GUARANTOR, THE AGENT OR ANY OF THE LENDERS WOULD BE BASED ON DIFFICULT AND COMPLEX ISSUES OF LAW AND FACT AND WOULD RESULT IN DELAY AND EXPENSE TO THE PARTIES.  ACCORDINGLY, TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH OF THE LENDERS, THE AGENT AND EACH GUARANTOR HEREBY WAIVES ITS RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING OF ANY KIND OR NATURE IN ANY COURT OR TRIBUNAL IN WHICH AN ACTION MAY BE COMMENCED BY OR AGAINST ANY PARTY HERETO ARISING OUT OF THIS GUARANTY OR ANY OTHER LOAN DOCUMENT OR BY REASON OF ANY OTHER SUIT, CAUSE OF ACTION OR DISPUTE WHATSOEVER BETWEEN OR AMONG ANY GUARANTOR, THE AGENT OR ANY OF THE LENDERS OF ANY KIND OR NATURE RELATING TO ANY OF THE LOAN DOCUMENTS.

(b) EACH OF THE GUARANTORS, THE AGENT AND EACH LENDER HEREBY AGREES THE FEDERAL DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK AND ANY STATE COURT LOCATED IN THE BOROUGH OF MANHATTAN, NEW YORK, NEW YORK SHALL HAVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES BETWEEN OR AMONG ANY GUARANTOR, THE AGENT OR ANY OF THE LENDERS, PERTAINING DIRECTLY OR INDIRECTLY TO THIS GUARANTY OR ANY OTHER LOAN DOCUMENT OR TO ANY MATTER ARISING HEREFROM OR THEREFROM.  EACH GUARANTOR AND EACH OF THE LENDERS EXPRESSLY SUBMIT AND CONSENT IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR PROCEEDING COMMENCED IN SUCH COURTS WITH RESPECT TO SUCH CLAIMS OR DISPUTES.  EACH PARTY FURTHER WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH ACTION OR PROCEEDING IN ANY SUCH COURT OR THAT SUCH ACTION OR PROCEEDING WAS BROUGHT IN AN INCONVENIENT FORUM AND EACH AGREES NOT TO PLEAD OR CLAIM THE SAME.  THE CHOICE OF FORUM SET FORTH IN THIS SECTION SHALL

NOT BE DEEMED TO PRECLUDE THE BRINGING OF ANY ACTION BY ANY PARTY OR THE ENFORCEMENT BY ANY PARTY OF ANY JUDGMENT OBTAINED IN SUCH FORUM IN ANY OTHER APPROPRIATE JURISDICTION.

(c) THE PROVISIONS OF THIS SECTION HAVE BEEN CONSIDERED BY EACH PARTY WITH THE ADVICE OF COUNSEL AND WITH A FULL UNDERSTANDING OF THE LEGAL CONSEQUENCES THEREOF, AND SHALL SURVIVE THE PAYMENT OF THE LOAN AND ALL OTHER AMOUNTS PAYABLE HEREUNDER OR UNDER THE OTHER LOAN DOCUMENTS AND THE TERMINATION OF THIS GUARANTY.

Section 18.  Loan Accounts.  The Administrative Agent and each Lender may maintain books and accounts setting forth the amounts of principal, interest and other sums paid and payable with respect to the Guarantied Obligations, and in the case of any dispute relating to any of the outstanding amount, payment or receipt of any of the Guarantied Obligations or otherwise, the entries in such books and accounts shall be deemed conclusive evidence of the amounts and other matters set forth herein, absent manifest error.  The failure of the Administrative Agent or any Lender to maintain such books and accounts shall not in any way relieve or discharge any Guarantor of any of its obligations hereunder.

Section 19.  Waiver of Remedies.  No delay or failure on the part of the Administrative Agent or any of the Guarantied Parties in the exercise of any right or remedy it may have against any Guarantor hereunder or otherwise shall operate as a waiver thereof, and no single or partial exercise by the Administrative Agent or any of the Guarantied Parties of any such right or remedy shall preclude any other or further exercise thereof or the exercise of any other such right or remedy.

Section 20.  Termination.  This Guaranty shall remain in full force and effect until the termination of the Credit Agreement in accordance with Section 12.11 of the Credit Agreement and the termination of all Specified Derivatives Contracts in accordance with their respective terms.

Section 21.  Successors and Assigns.  Each reference herein to the Administrative Agent or the Guarantied Parties shall be deemed to include such Person’s respective successors and assigns (including, but not limited to, any holder of the Guarantied Obligations) in whose favor the provisions of this Guaranty also shall inure, and each reference herein to each Guarantor shall be deemed to include such Guarantor’s successors and assigns, upon whom this Guaranty also shall be binding.  The Lenders may, in accordance with the applicable provisions of the Credit Agreement, assign, transfer or sell any Guarantied Obligation, or grant or sell participations in any Guarantied Obligations, to any Person without the consent of, or notice to, any Guarantor and without releasing, discharging or modifying any Guarantor’s obligations hereunder.  Each Guarantor hereby consents to the delivery by the Administrative Agent or any Lender to any Assignee or Participant (or any prospective Assignee or Participant) of any financial or other information regarding the Borrower or any Guarantor.  No Guarantor may assign or transfer its rights or obligations hereunder to any Person without the prior written consent of the Administrative Agent and all Guarantied Parties and any such assignment or other transfer to which the Administrative Agent and all of the Guarantied Parties have not so consented shall be null and void.

Section 22.  JOINT AND SEVERAL OBLIGATIONS.  THE OBLIGATIONS OF THE GUARANTORS HEREUNDER SHALL BE JOINT AND SEVERAL, AND ACCORDINGLY, EACH GUARANTOR (BUT NOT ITS LIMITED PARTNERS, SHAREHOLDERS OR MEMBERS IN SUCH CAPACITIES (AS OPPOSED TO IN THEIR SEPARATE CAPACITY AS A GUARANTOR, IF APPLICABLE)) CONFIRMS THAT IT IS LIABLE FOR THE FULL AMOUNT OF THE “GUARANTIED OBLIGATIONS” AND ALL OF THE OBLIGATIONS AND LIABILITIES OF EACH OF THE OTHER GUARANTORS HEREUNDER.

Section 23.  Amendments.  This Guaranty may not be amended except in a writing signed by the Required Lenders (or all of the Lenders if required under the terms of the Credit Agreement), the Administrative Agent and each Guarantor; provided, however, that any Subsidiary Guarantor may be released hereunder in accordance with the terms of Sections 7.12(b) and 7.13(b)  of the Credit Agreement and any Subsidiary may become a Guarantor hereunder by executing and delivering an Accession Agreement in accordance with Sections 7.12(a) and 7.13(a) of the Credit Agreement.

Section 24. Certain Virginia Law Matters.

(a)Guarantors acknowledge that the proceeds of the Loans will be used only for “business purposes” within the meaning of Va. Code Ann. § 6.1-330.44 (1950) and waive any defense to the enforceability of this Guaranty based on the inapplicability of Va. Code Ann. § 6.1-330.44 (1950) hereto.

(b)Guarantors waive all rights accorded Guarantors or any of them under Va. Code Ann. §§ 49-25 and 49-26 (1950).

Section 25.  Payments.  All payments to be made by any Guarantor pursuant to this Guaranty shall be made in Dollars, in immediately available funds to the Administrative Agent on demand therefor.

Section 26.  Notices.  All notices, requests and other communications hereunder shall be in writing (including facsimile transmission or similar writing) and shall be given (a) to each Guarantor at its address set forth below its signature hereto, (b) to the Administrative Agent or any Lender at its respective address for notices provided for in the Credit Agreement or Specified Derivatives Contract, as applicable, or (c) as to each such party at such other address as such party shall designate in a written notice to the other parties.  Each such notice, request or other communication shall be effective (i) if mailed, when received; (ii) if telecopied, when transmitted; or (iii) if hand delivered, when delivered; provided, however, that any notice of a change of address for notices shall not be effective until received.

Section 27.  Severability.  In case any provision of this Guaranty shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

Section 28.  Headings.  Section headings used in this Guaranty are for convenience only and shall not affect the construction of this Guaranty.

Section 29.  Limitation of Liability.  Neither the Administrative Agent nor any of the Guarantied Parties, nor any of their respective Related Parties, shall have any liability with respect to, and, except to the extent expressly prohibited by law, each Guarantor hereby waives, releases, and agrees not to sue any of them upon, any claim for any special, exemplary, indirect, incidental, or consequential damages suffered or incurred by a Guarantor in connection with, arising out of, or in any way related to, this Guaranty or any of the other Loan Documents, any Specified Derivatives Contract or any of the transactions contemplated by this Guaranty, the Credit Agreement or any of the other Loan Documents, or any Specified Derivatives Contract.  Further, except to the extent expressly prohibited by law, each Guarantor hereby waives, releases, and agrees not to sue the Administrative Agent or any of the Guarantied Parties or any of the Administrative Agent’s or of any Guarantied Parties’, officers, directors, employees, attorneys, or agents for punitive damages in respect of any claim in connection with, arising out of, or in any way related to, this Guaranty, the Credit Agreement or any of the other Loan Documents, any Specified Derivatives Contract or any of the transactions contemplated by Credit Agreement or financed thereby.

Section 30.  Electronic Delivery of Certain Information.  Each Guarantor acknowledges and agrees that information regarding the Guarantor may be delivered electronically pursuant to Section 8.6. of the Credit Agreement.

Section 31. Existing Guaranties. Upon the effectiveness of this Guaranty, each of (i) the Guaranty, dated as of October 16, 2013, in connection with the Existing Revolver Agreement, and (ii) the Guaranty, dated as of October 16, 2013, in connection with the Existing Term Loan Agreement, are terminated and superseded by this Guaranty, except for any obligations with respect to the waiver of jury trial contained in Section 17 of each of such Guaranties that expressly survive the termination thereof.

Section 32.  Definitions.  (a) For the purposes of this Guaranty:

“Accession Agreement” means an Accession Agreement in the form of Annex II hereto or in such other form as may be approved by the Administrative Agent.

“Proceeding” means any of the following:  (i) a voluntary or involuntary case concerning any Guarantor shall be commenced under the Bankruptcy Code; (ii) a custodian (as defined in such Bankruptcy Code or any other applicable bankruptcy laws) is appointed for, or takes charge of, all or any substantial part of the property of any Guarantor; (iii) any other proceeding under any Applicable Law, domestic or foreign, relating to bankruptcy, insolvency, reorganization, winding-up or composition for adjustment of debts, whether now or hereafter in effect, is commenced relating to any Guarantor; (iv) any Guarantor is adjudicated insolvent or bankrupt; (v) any order of relief or other order approving any such case or proceeding is entered by a court of competent jurisdiction; (vi) any Guarantor makes a general assignment for the benefit of creditors; (vii) any Guarantor shall fail to pay, or shall state that it is unable to pay, or shall be unable to pay, its debts generally as they become due; (viii) any Guarantor shall call a meeting of its creditors with a view to arranging a composition or adjustment of its debts; (ix) any Guarantor shall by any act or failure to act indicate its consent to, approval of or acquiescence in any of the foregoing; or (x) any corporate action shall be taken by any Guarantor for the purpose of effecting any of the foregoing.

(b) Terms not otherwise defined herein are used herein with the respective meanings given them in the Credit Agreement.

[Signatures on Next Page]

IN WITNESS WHEREOF, each Guarantor has duly executed and delivered this Guaranty as of the date and year first written above.

1434 CROSSWAYS BOULEVARD II, LLC
1441 CROSSWAYS BLVD., LLC
ENTERPRISE CENTER I, LLC
FP 3 FLINT HILL, LLC
FP AMMENDALE COMMERCE CENTER, LLC
FP GATEWAY 270, LLC
FP STERLING PARK 6, LLC
FP STERLING PARK 7, LLC
FP STERLING PARK I, LLC
FP STERLING PARK LAND, LLC
WINDSOR AT BATTLEFIELD, LLC
FP ONE FAIR OAKS, LLC
1434 CROSSWAYS BOULEVARD I, LLC
FP GALLOWS ROAD, LLC
FP GREENBRIER TOWERS, LLC
FP GREENBRIER CIRCLE, LLC
CROSSWAYS II, LLC
FP PATUXENT PARKWAY, LLC
NORFOLK COMMERCE PARK LLC
FP ATLANTIC CORPORATE PARK, LLC
FP 540 GAITHER, LLC
FP 1775 WIEHLE AVENUE, LLC
GATEWAY MANASSAS II, LLC
LINDEN II, LLC
LINDEN I MANAGER, LLC
FP 1408 STEPHANIE WAY, LLC
FP 2550 ELLSMERE AVENUE, LLC
GTC I SECOND, LLC
HERNDON CORPORATE CENTER, LLC
NEWINGTON TERMINAL, LLC
ACP EAST LLC
FP VAN BUREN, LLC
GREENBRIER/NORFOLK HOLDING LLC
PLAZA 500, LLC
RUMSEY/SNOWDEN HOLDING LLC
FP PROSPERITY, LLC
FP DAVIS DRIVE LOT 5, LLC
RESTON BUSINESS CAMPUS, LLC

By:	First Potomac Realty Investment Limited Partnership, its sole member

By:	First Potomac Realty Trust, its general partner

By:	/s/ Andrew P. Blocher
Name: Andrew P. Blocher
Title: Executive Vice President and Chief Financial Officer

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403 & 405 GLENN DRIVE, LLC
LINDEN I, LLC

By:	First Potomac Realty Investment Limited Partnership, its managing member

By:	First Potomac Realty Trust, its general partner

By:	/s/ Andrew P. Blocher
Name: Andrew P. Blocher
Title: Executive Vice President and Chief Financial Officer

AP INDIAN CREEK, LLC
INDIAN CREEK INVESTORS, LLC

By:	FP Indian Creek, LLC, its sole member

By:	First Potomac Realty Investment Limited Partnership, its sole member

By:	First Potomac Realty Trust, its general partner

By:	/s/ Andrew P. Blocher
Name: Andrew P. Blocher
Title: Executive Vice President and Chief Financial Officer

FP GUDE, LLC

By:	FP Gude Manager, LLC, its manager member

By:	First Potomac Realty Investment Limited Partnership, its sole member

By:    First Potomac Realty Trust, its general partner

By:	/s/ Andrew P. Blocher
Name: Andrew P. Blocher
Title: Executive Vice President and Chief Financial Officer

CROSSWAYS ASSOCIATES LLC

By:	Kristina Way Investments LLC, its sole member

By:	First Potomac Realty Investment Limited Partnership, its sole member

By:	First Potomac Realty Trust, its general partner

By:	/s/ Andrew P. Blocher
Name: Andrew P. Blocher
Title: Executive Vice President and Chief Financial Officer

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FP CLOVERLEAF, LLC

By:	FP Cloverleaf Investor, LLC, its sole member

By:	First Potomac Realty Investment Limited Partnership, its sole member

By:	First Potomac Realty Trust, its general partner

By:	/s/ Andrew P. Blocher
Name: Andrew P. Blocher
Title: Executive Vice President and Chief Financial Officer

NEWINGTON TERMINAL ASSOCIATES LLC

By:	Newington Terminal LLC, its sole member

By:	First Potomac Realty Investment Limited Partnership, its sole member

By:	First Potomac Realty Trust, its general partner

By:	/s/ Andrew P. Blocher
Name: Andrew P. Blocher
Title: Executive Vice President and Chief Financial Officer

COLUMBIA HOLDING ASSOCIATES LLC

By:	Rumsey/Snowden Investment LLC, its sole member

By:	Rumsey/Snowden Holding LLC, its sole member

By:	First Potomac Realty Investment Limited Partnership, its sole member

By:	First Potomac Realty Trust, its general partner

By:	/s/ Andrew P. Blocher
Name: Andrew P. Blocher
Title: Executive Vice President and Chief Financial Officer

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FIRST SNOWDEN LLC

By:	Columbia Holdings Associates LLC, its sole member

By:	Rumsey/Snowden Investment LLC, its sole member

By:	Rumsey/Snowden Holding LLC, its sole member

By:	First Potomac Realty Investment Limited Partnership, its sole member

By:	First Potomac Realty Trust, its general partner

By:	/s/ Andrew P. Blocher
Name: Andrew P. Blocher
Title: Executive Vice President and Chief Financial Officer

GREENBRIER HOLDING ASSOCIATES LLC

By:	Greenbrier/Norfolk Investment LLC, its sole member

By:	Greenbrier/Norfolk Holding LLC, its sole member

By:	First Potomac Realty Investment Limited Partnership, its sole member

By:	First Potomac Realty Trust, its general partner

By:	/s/ Andrew P. Blocher
Name: Andrew P. Blocher
Title: Executive Vice President and Chief Financial Officer

GREENBRIER/NORFOLK INVESTMENT LLC

By:	Greenbrier/Norfolk Holding LLC, its sole member

By:	First Potomac Realty Investment Limited Partnership, its sole member

By:	First Potomac Realty Trust, its general partner

By:	/s/ Andrew P. Blocher
Name: Andrew P. Blocher
Title: Executive Vice President and Chief Financial Officer

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GTC II FIRST LLC
NORFOLK FIRST LLC

By:	Greenbrier Holding Associates LLC, its sole member

By:	Greenbrier/Norfolk Investment LLC, its sole member

By:	Greenbrier/Norfolk Holding LLC, its sole member

By:	First Potomac Realty Investment Limited Partnership, its sole member

By:	First Potomac Realty Trust, its general partner

By:	/s/ Andrew P. Blocher
Name: Andrew P. Blocher
Title: Executive Vice President and Chief Financial Officer

RUMSEY/SNOWDEN INVESTMENT LLC

By:	Rumsey/Snowden Holding LLC, its sole member

By:	First Potomac Realty Investment Limited Partnership, its sole member

By:	First Potomac Realty Trust, its general partner

By:	/s/ Andrew P. Blocher
Name: Andrew P. Blocher
Title: Executive Vice President and Chief Financial Officer

SNOWDEN FIRST LLC

By:    First Snowden LLC, its sole member

By:	Columbia Holdings Associates LLC, its sole member

By:	Rumsey/Snowden Investment LLC, its sole member

By:	Rumsey/Snowden Holding LLC, its sole member

By:	First Potomac Realty Investment Limited Partnership, its sole member

By:	First Potomac Realty Trust, its general partner

By:	/s/ Andrew P. Blocher
Name: Andrew P. Blocher
Title: Executive Vice President and Chief Financial Officer

Address for Notices for all Guarantors:
(See attached Annex II)

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ANNEX I
FORM OF ACCESSION AGREEMENT
THIS ACCESSION AGREEMENT dated as of _____________, 20___, executed and delivered by _____, a __________ (the “New Guarantor”), in favor of (a) KEYBANK NATIONAL ASSOCIATION, in its capacity as Administrative Agent (the “Agent”) for the Lenders under that certain Amended, Restated and Consolidated Credit Agreement (as amended, restated, supplemented, or otherwise modified from time to time, the “Credit Agreement”) dated as of December 4, 2015, by and among First Potomac Realty Investment Limited Partnership, as Borrower, First Potomac Realty Trust, as Parent, the financial institutions party thereto and their assignees under Section 12.6 thereof, and KeyBank National Association, as Administrative Agent, the Lenders, the Swingline Lender and the Issuing Bank.
WHEREAS, pursuant to the Credit Agreement, the Administrative Agent and the Lenders have agreed to make available to the Borrower certain financial accommodations on the terms and conditions set forth in the Credit Agreement;

WHEREAS, the Specified Derivatives Providers may from time to time enter into Specified Derivatives Contracts with the Borrower;

WHEREAS, the Borrower, the New Guarantor, and the existing Guarantors, though separate legal entities, are mutually dependent on each other in the conduct of their respective businesses as an integrated operation and have determined it to be in their mutual best interests to obtain financing from the Administrative Agent and the Lenders through their collective efforts;

WHEREAS, the New Guarantor acknowledges that it will receive direct and indirect benefits from the Administrative Agent and the Lenders making such financial accommodations available to the Borrower under the Credit Agreement and from the Specified Derivatives Providers entering into Specified Derivatives Contracts and, accordingly, the New Guarantor is willing to guarantee the Borrower’s obligations to the Administrative Agent and the Lenders on the terms and conditions contained herein; and

WHEREAS, the New Guarantor’s execution and delivery of this Agreement is a condition to the Administrative Agent and the Lenders continuing to make such financial accommodations to the Borrower.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the New Guarantor, the New Guarantor agrees as follows:

Section 1.  Accession to Guaranty.  The New Guarantor hereby agrees that it is, effective as of the date hereof, a “Guarantor” under that certain Subsidiary Guaranty dated as of December __, 2015 (as amended, supplemented, restated or otherwise modified from time to time, the “Guaranty”), made by each Subsidiary of the Borrower a party thereto in favor of the Administrative Agent and the Guarantied Parties and assumes all obligations of a “Guarantor”

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thereunder and agrees to be bound thereby, all as if the New Guarantor had been an original signatory to the Guaranty.  Without limiting the generality of the foregoing, the New Guarantor hereby:

     (a) irrevocably and unconditionally guarantees the due and punctual payment and performance when due, whether at stated maturity, by acceleration or otherwise, of all Guarantied Obligations (as defined in the Guaranty);

(b) makes to the Administrative Agent and the Guarantied Parties as of the date hereof each of the representations and warranties contained in Section 5 of the Guaranty (and as set forth in the Credit Agreement, as referenced in such Section 5) and agrees to be bound by each of the covenants contained in Section 6 of the Guaranty (and as set forth in the Credit Agreement, as referenced in such Section 6); and

(c) consents and agrees to each provision set forth in the Guaranty.

SECTION 2.  GOVERNING LAW.  THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH STATE.

Section 3.  Definitions.  Capitalized terms used herein and not otherwise defined herein shall have their respective defined meanings given them in the Credit Agreement.

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IN WITNESS WHEREOF, the New Guarantor has caused this Accession Agreement to be duly executed and delivered under seal by its duly authorized officers as of the date first written above.
[NEW GUARANTOR]

By:    ____________________________
Name:
Title:

Address for Notices:
[ ]

Accepted:

KEYBANK NATIONAL ASSOCIATION,
as Administrative Agent

By:    _______________________________
Name:
Title:

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ANNEX II

ADDRESSES FOR SUBSIDIARY GUARANTORS

For all Subsidiary Guarantors:

c/o First Potomac Realty Trust
7600 Wisconsin Avenue, 11th Floor
Bethesda, Maryland 20814
Telephone Number:     (301) 986-9200
Telecopy Number (301) 986-5554

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